EXHIBIT 99.1


Name and Address of Designated Filer:
PPM America, Inc.
225 West Wacker Drive
Chicago, Illinois  60606

Issuer Name and Ticker or Trading Symbol:
Elder Beerman Stores Corp. (EBSC)

Statement for Month/Day/Year:
September 10, 2003

Listing of the names and addresses of other reporting persons:
1.   PPM America Special Investments Fund, L.P.                 PPM AMERICA SPECIAL INVESTMENTS FUND, L.P.
     225 West Wacker Drive
     Suite 975                                                  By: PPM America, Inc., as attorney-in-fact
     Chicago, Illinois  60606
                                                                By:  /s/ Kenneth Schlemmel
                                                                     ----------------------------
                                                                     Kenneth Schlemmel, Senior Managing Director


2.   PPM America Fund Management GP, Inc.                       PPM AMERICA FUND MANAGEMENT GP, INC.
     225 West Wacker Drive
     Suite 975                                                  By:  /s/ Kenneth Schlemmel
     Chicago, Illinois  60606                                        ----------------------------
                                                                     Kenneth Schlemmel, Senior Vice President


3.   PPM America Special Investments CBO II, L.P.               PPM AMERICA SPECIAL INVESTMENTS CBO II, L.P.
     225 West Wacker Drive
     Suite 975                                                  By: PPM America, Inc., as attorney-in-fact
     Chicago, Illinois  60606
                                                                By:  /s/ Kenneth Schlemmel
                                                                     ----------------------------
                                                                     Kenneth Schlemmel, Senior Managing Director


4.   PPM America CBO II Management Company                      PPM AMERICA CBO II MANAGEMENT COMPANY
     225 West Wacker Drive
     Suite 975                                                  By: PPM MGP (BERMUDA), Ltd., its Managing General Partner
     Chicago, Illinois  60606
                                                                By:  /s/ Kenneth Schlemmel
                                                                     ----------------------------
                                                                     Kenneth Schlemmel, Senior Vice President


5.   PPM MGP (Bermuda), Ltd.                                          PPM MGP (BERMUDA), LTD.
     Clarendon House
     2 Church Street                                            By:  /s/ Kenneth Schlemmel
     Hamilton HM 11                                                  -----------------------------
     Bermuda                                                         Kenneth Schlemmel, Senior Vice President



** Intentional misstatements or omissions of facts constitute Federal Criminal Violations
    See 18 U.S.C. 1001 and 15 U.S.C. 78ff(a).

Note: File three copies of this Form, one of which must be manually signed. If space is insufficient, see Instruction 6 for procedure

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB Number.